SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                             FIRST COMMUNITY BANCORP
             (Exact name of Registrant as specified in its charter)



               CALIFORNIA                                33-0885320
(State of Incorporation or organization)    (I.R.S. employer identification no.)


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                                  6110 El Tordo
                       Rancho Santa Fe, California, 92067
               (Address of principal executive offices) (Zip code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instructions A.(c)., please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instructions A.(d)., please check the following box [ X ]



Securities Act registration statement file number to which this form relates:
     333-93827
     (If applicable)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                      None

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        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


TITLE OF EACH CLASS TO                            NAME OF EACH EXCHANGE ON WHICH
   BE SO REGISTERED                               EACH CLASS IS TO BE REGISTERED
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   Common Stock,                                          Not applicable
   no par value
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Common Stock is incorporated by reference to the information set forth under the caption "Description of First Community Bancorp Common Stock" of the Company's prospectus included as a part of the Company's registration statement on Form S-4 (No. 333- 93827) in the form in which it was filed on December 30, 1999, and all amendments thereto.

ITEM 2.  EXHIBITS.

    Exhibit                    Description
    -------                    -----------

      3.1      Certificate of Incorporation, as amended and restated.

      3.2      By-laws, as amended and restated.

      4.1      Specimen of common stock certificate.






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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: May 31, 2000


                                             FIRST COMMUNITY BANCORP



                                             By: /s/ James A. Boyce
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                                                James A. Boyce
                                                President and
                                                Chief Executive Officer










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